                                                                Exhibit 99.2


                      PRO FORMA CONSOLIDATED FINANCIAL DATA

        The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 and Condensed Consolidated Statements of Income for the three months ended September 30, 1996 and the year ended June 30, 1996 are based on the historical consolidated financial statements of the Company. The Condensed Consolidated Balance Sheet is adjusted to give effect to acquisitions completed subsequent to September 30, 1996 and prior to November 15, 1996, and to the sale of 4,235,000 shares of Class A Common Stock by the Company pursuant to a registered public offering in October 1996 and the application of the estimated net proceeds therefrom as if these events had occurred on September 30, 1996. The Pro Forma Condensed Consolidated Statement of Income for the three months ended September 30, 1996 is adjusted to give effect to the completion of acquisitions completed subsequent to June 30, 1996 and prior to November 15, 1996, and the sale by the Company in October 1996 of 4,235,000 shares of Class A Common Stock and the application of net proceeds therefrom as if these events had occurred as of July 1, 1996. The Pro Forma Condensed Consolidated Statement of Income for the year ended June 30, 1996 is adjusted to give effect to the completion of acquisitions completed subsequent to June 30, 1995 and prior to November 15, 1996, and to the sales by the Company in February 1996 and October 1996 of 4,476,000 and 4,235,000 shares of Class A Common Stock, respectively, and the application of net proceeds therefrom as if these events had occurred as of July 1, 1995. The Pro Forma Condensed Consolidated Statements of Income combine the historical operations of the Company with the historical operations of the acquired businesses prior to the dates the Company made such acquisitions, using the purchase method of accounting. The pro forma operating results are not necessarily indicative of the operating results that would have been achieved had the acquisitions actually occurred at July 1, 1995 and July 1, 1996, respectively. These Pro Forma Consolidated Financial Statements are based on the assumptions set forth in the notes to such statements.

                                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (1)
                                                 SEPTEMBER 30, 1996
                                                   (IN THOUSANDS)

                                                        ASSETS

                                                         Historical NCS                            Offering       Pro Forma
                                                          HealthCare and    Acquired                Pro Forma        as
                                                           Subsidiaries  Companies (A) Pro Forma  Adjustments (B) Adjusted
                                                        ---------------- ------------- ---------  --------------- ---------
Current Assets:
 Cash and cash equivalents ...............................   $   5,416   $ (23,547)   $ (18,131)   $ 117,533    $  99,402
 Accounts receivable, less allowances ....................      34,321       5,354       39,675           --       39,675
 Inventories .............................................      11,202       2,407       13,609           --       13,609
 Other ...................................................       3,482         514        3,996         (398)       3,598
                                                             ---------   ---------    ---------    ---------    ---------
  Total current assets ...................................      54,421     (15,272)      39,149      117,135      156,284
Property, plant and equipment, net .......................      12,851       1,451       14,302           --       14,302
Goodwill, net ............................................      70,248      23,404       93,652           --       93,652
Other assets, net.........................................       2,398         144        2,542           --        2,542
                                                             ---------   ---------    ---------    ---------    ---------
   Total assets...........................................   $ 139,918   $   9,727    $ 149,645    $ 117,135    $ 266,780
                                                             =========   =========    =========    =========    =========

                                                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts  payable .......................................   $   8,054   $   3,870    $  11,924    $      --    $  11,924
 Accrued expenses and notes payable ......................      14,782       1,260       16,042       (6,491)       9,551
                                                             ---------   ---------    ---------    ---------    ---------
   Total current liabilities .............................      22,836       5,130       27,966       (6,491)      21,475
Long-term debt ...........................................       6,581       2,213        8,794           --        8,794
Convertible subordinated debentures ......................       6,549          --        6,549           --        6,549
Other ....................................................         493         214          707           --          707
Stockholders' equity:
  Preferred stock, par value $.01 per share ..............          --          --           --           --           --
  Common stock, par value $.01 per share
    Class A ..............................................          60           1           61           45          103
    Class B ..............................................          66          --           66           (3)          63
  Paid-in capital ........................................      95,352       2,169       97,521      123,584      221,108
  Retained earnings ......................................       7,981          --        7,981           --        7,981
                                                             ---------   ---------    ---------    ---------    ---------
    Total stockholders' equity ...........................     103,459       2,170      105,629      123,626      229,255
                                                             ---------   ---------    ---------    ---------    ---------
    Total liabilities and stockholders' equity ...........   $ 139,918   $   9,727    $ 149,645    $ 117,135    $ 266,780
                                                             =========   =========    =========    =========    =========

  (1) See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet.

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                    (IN THOUSANDS, EXCEPT SHARE INFORMATION)

(A) Reflects acquisitions completed subsequent to September 30, 1996 and prior to November 15, 1996 by the Company, all of which were accounted for under the purchase method, at an aggregate purchase price of $28,783.

(B) Reflects the sale of the 4,235,000 shares of Class A Common Stock by the Company pursuant to a registered public offering in October 1996 and the receipt and application of the proceeds therefrom as follows:

          Gross proceeds from the offering ...........   $ 131,285
          Underwriting discounts and commissions .....      (6,564)
          Expenses of the offering ...................      (1,095)
                                                         ---------
          Net proceeds ...............................     123,626
          Repayment of notes payable .................      (7,144)
          Prepaid offering costs .....................         398
          Accrued offering costs .....................         653
                                                         ---------
          Net increase in cash and cash equivalents ..   $ 117,533
                                                         =========

    Also reflects the conversion, by certain Selling Stockholders, of 250,000 shares of Class B Common Stock into an equal number of shares of Class A Common Stock in connection with the registered public offering.


                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (1)
                                          THREE MONTHS ENDED SEPTEMBER 30, 1996
                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                            Historical
                               ----------------------------------
                                NCS HealthCare        Acquired       Pro Forma
                               and Subsidiaries     Companies (A)   Adjustments   Pro Forma
                               ----------------     -------------   -----------   ----------
Revenues                           $ 43,042           $ 16,006     $     --       $ 59,048
Cost of revenues                     31,854             12,137           --         43,991
                                   --------           --------      --------      --------
Gross profit                         11,188              3,869           --         15,057
Selling, general and
  administrative expenses             7,654              3,085           163(B)     10,902
                                   --------           --------      --------      --------
Operating income                      3,534                784          (163)        4,155
Interest expense (income), net          123                 77            82(C)        282
                                   --------           --------      --------      --------
Income before income taxes            3,411                707          (245)        3,873
Income tax expense                    1,501                312          (109)        1,704
                                   --------           --------      --------      --------
Net income                         $  1,910           $    395      $   (136)     $  2,169
                                   ========           ========      ========      ========
Net income per share               $   0.15                                       $   0.13
                                   ========                                       ========
Shares used in the computation       12,594                                         17,281
                                   ========                                       ========

 (1) See accompanying Notes to Pro Forma Condensed Consolidated Statements of Income.




                                     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (1)
                                                     YEAR ENDED JUNE 30, 1996
                                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                               Historical
                                  ---------------------------------
                                   NCS HealthCare        Acquired        Pro Forma
                                  and Subsidiaries     Companies (A)     Adjustments     Pro Forma
                                  ----------------    --------------     -----------     ---------
Revenues                              $113,281            $111,359          $    --       $224,640
Cost of revenues                        82,415              85,118               --        167,533
                                      --------            --------         --------       --------
Gross profit                            30,866              26,241               --         57,107
Selling, general and
  administrative expenses               22,236              19,360              946(B)      42,542
Special compensation                     2,811(D)               --               --          2,811
                                      --------            --------         --------       --------
Operating income                         5,819               6,881             (946)        11,754
Interest expense (income), net           1,611                 616           (1,151)(E)      1,076
                                      --------            --------         --------       --------
Income before income taxes               4,208               6,265              205         10,678
Income tax expense                       1,852               2,755               91          4,698
                                      --------            --------         --------       --------
Net income                            $  2,356            $  3,510          $   114       $  5,980
                                      ========            ========         ========       ========
Net income per share                  $   0.26                                            $   0.47
                                      ========                                            ========
Shares used in the computation           8,971                                              12,766
                                      ========                                            ========

(1) See accompanying Notes to Pro Forma Condensed Consolidated Statements of Income.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
       THREE MONTHS ENDED SEPTEMBER 30, 1996 AND YEAR ENDED JUNE 30, 1996
                                 (IN THOUSANDS)

(A) The historical statement of income data for the acquired companies for the three months ended September 30, 1996 represents the results of operations of such companies from July 1, 1996 to the earlier of their respective dates of acquisition or September 30, 1996. The historical statement of income data for the acquired companies for the year ended June 30, 1996 represent the results of operations for such companies from July 1, 1995 to the earlier of their respective dates of acquisition or June 30, 1996. Each of the acquisitions has been accounted for as a purchase. Accordingly, the results of the operations of each acquired company are included in the Company's results of operations from the date of acquisition. The tables below present the details of the historical operations of the acquired companies.

     The detail of the historical operations of the acquired companies for the periods from July 1, 1996 to the earlier of their respective dates of acquisition or September 30, 1996 are as follows:

                                               ACQUIRED COMPANY
                                           (DATE OF ACQUISITION)

                                  IPAC     Thrifty     Clinical    Others
                               (August 1, (August 13, (November 1, (Fiscal
                                  1996)     1996)        1996)      1997)      Total
                                  -----     -----        -----      -----      -----
STATEMENT OF INCOME DATA:
Revenues                          $1,152     $1,453      $6,206      $7,195    $16,006
Cost of revenues                     847      1,075       4,825       5,390     12,137
                                 -------    -------     -------     -------    -------
Gross profit                         305        378       1,381       1,805      3,869
Selling, general and
   administrative expenses           256        224         961       1,644      3,085
                                 -------    -------     -------     -------    -------
Operating income                      49        154         420         161        784
Interest expense                      27         20          21           9         77
                                 -------    -------     -------     -------    -------
Income before income taxes            22        134         399         152        707

Income tax expense                    10         59         176          67        312
                                 -------    -------     -------     -------    -------
Net income                        $   12     $   75      $  223      $   85    $   395
                                 =======    =======     =======     =======    =======


       The detail of the historical operations of the acquired companies for the periods from July 1, 1995 to the earlier of their respective dates of acquisition or June 30, 1996 are as follows:

                                                               ACQUIRED COMPANY
                                                              (DATE OF ACQUISITION)

                                Uni-Care     IPAC      Thrifty     Clinical       Others     Others
                                (May 15,  (August 1, (August 13,  (November 1,     (Fiscal    (Fiscal
                                  1996)     1996)      1996)         1996)         1996)      1997)      Total
                                 -----     -----       -----         -----         -----      -----      -----
STATEMENT OF INCOME DATA:
Revenues                        $14,500   $13,829      $11,627       $20,968       $12,821   $37,614   $111,359
Cost of revenues                 11,165    10,164        8,604        16,303         9,919    28,963     85,118
                                -------   -------      -------       -------       -------   -------   --------
Gross profit                      3,335     3,665        3,023         4,665         2,902     8,651     26,241
Selling, general and
   administrative expenses        2,300     3,079        1,789         3,023         1,618     7,551     19,360
                                -------   -------      -------       -------       -------   -------   --------

Operating income                  1,035       586        1,234         1,642         1,284     1,100      6,881
Interest expense                     --       324          159            33            80        20        616
                                -------   -------      -------       -------        ------   -------   --------
Income before income taxes        1,035       262        1,075         1,609         1,204     1,080      6,265
Income tax expense                  455       115          473           708           529       475      2,755
                                -------   -------      -------      --------        ------    ------   --------
Net income                      $   580   $   147      $   602       $   901       $   675   $   605   $  3,510
                                =======   =======      =======       =======       =======   =======   ========



(B) The adjustment to selling, general and administrative expenses consists of (i) a reduction of $121 and $1,366 for the three and twelve month periods ended September 30, 1996 and June 30, 1996, respectively, to acquired companies' historical amounts of compensation for owners and certain employee benefits reflecting the difference between such historical amounts and amounts specified in the post-acquisition employment contracts for such individuals and continuing benefit programs and (ii) a $284 and $2,312 adjustment for the three and twelve months periods ended September 30, 1996 and June 30, 1996, respectively, to increase amortization of the excess of cost over the fair value of net assets of the acquired companies, using a 30-year amortization schedule.

(C) The adjustment reflects the reduction in interest expense had the entire net proceeds of approximately $123.6 million from the Company's registered public offering in October 1996 been used to reduce certain outstanding indebtedness and to fund the acquisitions, as if such offering had occurred on July 1, 1996.

(D) Represents a one-time, non-recurring charge in connection with the termination of performance incentive agreements with prior owners of certain acquired companies.

(E) The adjustment reflects the reduction in interest expense and the elimination of interest income, had the entire net proceeds of approximately $67.0 million and $123.6 million from the Company's initial public offering in February 1996 and subsequent public offering in October 1996, respectively, been used to reduce certain outstanding indebtedness and to fund the acquisitions, as if such offerings had occurred on July 1, 1995.